Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL

OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Cyrus Y. Tsui, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Lattice Semiconductor Corporation for the quarter ended April 2, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Lattice Semiconductor Corporation.

	By:	/s/ Cyrus Y. Tsui

Date: May 11, 2005
	Name:	Cyrus Y. Tsui
	Title:	Chief Executive Officer

I, Jan Johannessen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Lattice Semiconductor Corporation for the quarter ended April 2, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Lattice Semiconductor Corporation.

	By:	/s/ Jan Johannessen

Date: May 11, 2005
	Name:	Jan Johannessen
	Title:	Corporate Vice President and
Chief Financial Officer